UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

LIVE OAK BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-37497	26-4596286

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive, Wilmington, NC		28403

(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (910) 790-5867

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, no par value per share	LOB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)On June 30, 2021, Live Oak Bancshares, Inc. (the “Company”) announced William C. Losch, III, age 51, will assume the role of Chief Financial Officer of the Company and Live Oak Banking Company (the “Bank”), a wholly owned subsidiary of the Company, effective September 1, 2021.  Mr. Losch will join the Bank beginning August 1, 2021, as Executive Vice President.

In connection with his employment, Mr. Losch will receive an annual base salary of $675,000.  In addition, the Company expects to grant Mr. Losch a restricted stock unit (“RSU”) award representing 210,000 shares of the Company’s voting common stock, which will vest in five equal installments beginning on the first anniversary of the date of grant.  This RSU award is subject to approval by the Compensation Committee of the Board of Directors after Mr. Losch begins his employment with the Company.  Mr. Losch will be reimbursed for reasonable relocation expenses and be eligible to participate in applicable employee benefit plans and perquisite programs of the Company, which are generally available to other employees, and will be eligible to participate in the Company’s annual discretionary cash bonus awards and discretionary equity compensation awards.

Mr. Losch has served as Chief Financial Officer of First Horizon Corporation and First Horizon Bank since 2009, leading its financial activities, which included treasury, accounting, controls, tax, financial planning, strategic planning, investor relations, corporate development, and mergers and acquisitions.  Mr. Losch has no family relationships with any of our executive officers or directors, and there have been no related party transactions between Mr. Losch and the Company that are reportable under Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the appointment of Mr. Losch is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description

99.1	Press release dated June 30, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVE OAK BANCSHARES, INC.

Date: June 30, 2021	By:	/s/ S. Brett Caines
S. Brett Caines
Chief Financial Officer

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